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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------


                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                              -------------------


Date of Report (Date of earliest event reported): November 5, 2001



                               SL INDUSTRIES, INC.
               (Exact name of issuer as specified in its charter)



New Jersey                          1-4987               21-0682685
(STATE OR OTHER JURISDICTION OF     (COMMISSION          (I.R.S. EMPLOYER
  INCORPORATION OR ORGANIZATION)    FILE NUMBER)         IDENTIFICATION NUMBER)



                         520 Fellowship Road, Suite A114
                         Mount Laurel, New Jersey 08054
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)


                                 (856) 727-1500
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 5.  OTHER EVENTS.

        On November 5, 2001, SL Industries, Inc. (the "Company") issued a press release announcing financial results for its third quarter ended September 30, 2001, and reporting the status of efforts to sell the entire Company or portions of the Company.

        The Company also announced that it would hold a Special Meeting of Shareholders on January 22, 2002, for the election of directors, and that December 5, 2001, had been set as the record date for determination of shareholders eligible to vote at the Special Meeting.

        A copy of the press release appears as Exhibit 99 to this Report and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)     The following is filed as an Exhibit to this Report:


Exhibit Number       Description
--------------       -----------
99                   Press Release dated November 5, 2001.

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                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Mount Laurel, State of New Jersey, on the 7th day of November, 2001.


                             SL INDUSTRIES, INC.


                             By: /s/ David R. Nuzzo
                                 -----------------------------------------
                                 David R. Nuzzo
                                 Vice President Finance and Administration


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                                  EXHIBIT INDEX


Exhibit Number    Description
--------------    -----------
99                Press Release dated November 5, 2001.